UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2017

Sentinel Energy Services Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38271	98-1370747
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1000 Louisiana Street, Suite 3850
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 407-0686
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 2, 2017, the shareholders of Sentinel Energy Services Inc. (the “Company”) approved the Company’s Amended and Restated Memorandum and Articles of Association (as so amended, the “Articles”).  A copy of the Articles is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference, and the foregoing description of the Articles is qualified in its entirety by reference thereto.

Item 8.01	Other Events.

On November 2, 2017, Sentinel Energy Services Inc. (the “Company”) entered into an underwriting agreement with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, and Credit Suisse Securities (USA) LLC in connection with its initial public offering (“IPO”) of up to 34,500,000 units (the “Units”), including up to 4,500,000 Units that may be issued if the underwriters’ over-allotment option for the IPO is exercised in full. Each Unit has an offering price of $10.00 and consists of one Class A ordinary share of the Company, par value $0.0001 per share (each such share, a “Class A Ordinary Share”), and one-third of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share. The closing of the IPO is expected to occur on or about November 7, 2017, subject to the satisfaction of customary closing conditions.

Simultaneously with the closing of the IPO, the Company is expected to complete the private sale of 5,333,333 (or 5,933,333 if the underwriters’ over-allotment option for the IPO is exercised in full) warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Sentinel Management Holdings, LLC (the “Sponsor”), which is expected to generate gross proceeds to the Company of approximately $8,000,000 (or approximately $8,900,000 if the over-allotment option is exercised in full). The Private Placement Warrants will be identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants will also not be redeemable by the Company and will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $300,000,000 (or $345,000,000 if the underwriters’ over-allotment option for the IPO is exercised in full), including $10,500,000 (or $12,075,000 if the underwriters’ over-allotment option for the IPO is exercised in full) of deferred underwriting discounts and commissions, will be deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-220584):

●	A Warrant Agreement, dated November 2, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement, dated November 2, 2017, among the Company, its officers and directors and the Sponsor.

●	An Investment Management Trust Agreement, dated November 2, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

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●	A Registration Rights Agreement, dated November 2, 2017, among the Company, the Sponsor and certain other security holders named therein.

●	An Administrative Services Agreement, dated November 2, 2017, between the Company and the Sponsor.

●	A Private Placement Warrants Purchase Agreement, dated November 2, 2017, between the Company and the Sponsor.

●	An Option Agreement, dated November 2, 2017, between the Company and CSL Energy Opportunities Fund III, L.P. and CSL Energy Holdings III, Corp, LLC.

On November 2, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated November 2, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 2, 2017, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 2, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 2, 2017, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated November 2, 2017, between the Company and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated November 2, 2017, between the Company and the Sponsor.

10.6	Option Agreement, dated November 2, 2017, among the Company, CSL Energy Opportunities Fund III, L.P. and CSL Energy Holdings III, Corp, LLC.

99.1	Press Release, dated November 2, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sentinel Energy Services Inc.

Date: November 6, 2017	By:	/s/ Kent Jamison
	Name:	Kent Jamison
	Title:	Secretary

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